SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
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XATA CORPORATION
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XATA CORPORATION
151 East Cliff Road, Suite 10
Burnsville, MN 55337
(952) 707-5600
January 5, 2007
Dear Shareholder:
     You are cordially invited to attend the Company’s Annual Meeting of Shareholders to be held at 3:00 p.m., on Wednesday, February 7, 2007, at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota.
     This year you are presented with proposals to:
•	Elect six (6) directors;

•	Adopt the 2007 Long-Term Incentive and Stock Option Plan and to initially reserve 500,000 shares of Common Stock for issuance under the 2007 Plan;

•	Approve an amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 5,000,000 shares to 10,000,000 shares.
     Following the formal business of the meeting, we will report on the affairs of the Company and respond to questions of general interest to shareholders.
     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares which you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.
Very truly yours,
John J. Coughlan
Chairman and Chief Executive Officer

XATA CORPORATION
151 East Cliff Road, Suite 10
Burnsville, MN 55337
(952) 707-5600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 7, 2007

To the Shareholders of XATA Corporation:
     The Annual Meeting of Shareholders of XATA Corporation (the “Company”) will be held on Wednesday, February 7, 2007, at 3:00 p.m., at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, for the following purposes:
•	To fix the number of directors at six (6) and to elect six (6) directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2008. Only 5 of the 6 directors will be elected by the holders of our Common Stock. The remaining one director will be elected by the holders of our Series B Preferred Stock, voting as a class;

•	To adopt the 2007 Long-Term Incentive and Stock Option Plan (the “2007 Plan”) and to initially reserve 500,000 shares of Common Stock for issuance under the 2007 Plan;

•	To approve an amendment to the Articles of Incorporation to increase the authorized shares of preferred stock from 5,000,000 shares to 10,000,000 shares.

•	To transact such other business as may properly come before the meeting or any adjournments thereof.
     We have fixed the close of business on January 3, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.
     Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

By Order of the Board of Directors

January 5, 2007	Mark E. Ties
Secretary

XATA CORPORATION
151 East Cliff Road, Suite 10
Burnsville, MN 55337
(952) 707-5600

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD FEBRUARY 7, 2007

GENERAL INFORMATION
     This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the “Company”) for solicitation of proxies for use at the Annual Meeting of Shareholders on Wednesday, February 7, 2007, to be held at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, at 3:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters that will come before the meeting.
     A copy of our annual report, which includes our report on Form 10-KSB for the fiscal year ended September 30, 2006, is enclosed for your information. It is not a part of the proxy solicitation material. The report describes the financial condition of the Company as of September 30, 2006.
     We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.
RECORD DATE AND VOTING
     We have fixed January 3, 2007 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, we had issued and outstanding 8,451,585 shares of our Common Stock, par value $.01 per share, 1,814,827 shares of our Series B Preferred Stock (“Series B Stock”), and 1,269,036 shares of our Series C Preferred Stock (“Series C Stock”). The Series B Stock and the Series C Stock are referred to collectively as the “Preferred Stock.” Each share of Common Stock and Preferred Stock is entitled to one vote on each proposal to be presented to the meeting. In addition, (i) the Series B Stock votes separately as a class with respect to the election of Christopher P. Marshall, one of the six nominees for election as directors; and (ii) the Series B Stock, and the Series B and Series C Stock together, vote as classes separate from the Common Stock on the increase in authorized Preferred Stock. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding). The holders of the Series B and Series C Stock have committed to vote for the adoption of the 2007 Plan and for the proposal to increase the authorized Preferred Stock.

HOW TO VOTE	By signing and returning the enclosed proxy card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL BE VOTED	Unless revoked, all properly executed proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR PROXY	You have the power to revoke your proxy at any time before the convening of the Annual Meeting. Revocations of proxy will be honored if received by us, at the Company, addressed to the attention of Mark E. Ties, Chief Financial Officer, on or before February 6, 2007. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS	If you abstain from voting as to any matter, your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES	If a broker turns in a “non-vote” proxy, indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS
     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR PROPOSALS 2 AND 3.
PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT
     The following table sets forth as of December 31, 2006 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our Common Stock; (ii) each of the current directors (who also comprise all nominees for election as director); (iii) each Named Executive Officer (as defined in “EXECUTIVE COMPENSATION”); and (iv) all of our executive officers and directors as a group.
     Securities reported as “beneficially owned” include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after December 31, 2006.

	Number of Shares
Name and Address	Owned (4)		Percentage
Stephen A. Lawrence (1)(2) 3154 North Service Drive Red Wing, MN 55066	71,189	(4)(6)(8)	*

John J. Coughlan (1)(2)(3) 151 East Cliff Road, Suite 10 Burnsville, MN 55337	485,186	(6)	5.7%

Carl M. Fredericks (1)(2) 4275 Executive Square, Suite 350 La Jolla, CA 92037	73,826	(4)(6)(7)	*

Roger W. Kleppe (1)(2) 2901 Mead Court Burnsville, MN 55337	70,491	(4)(6)	*

Christopher P. Marshall (1)(2)(9)(10)(11) 505 Hamilton Avenue, Suite 200 Palo Alto, CA 94301	3,930,089	(4)(6)(10)	31.8%

Charles R. Stamp, Jr. (1)(2)(5) 300 Grimes Bridge Road Roswell, GA 30075	0		*

Mark E. Ties (3) 151 East Cliff Road, Suite 10 Burnsville, MN 55337	48,599	(6)	*

	Number of Shares
Name and Address	Owned (4)		Percentage
Thomas N. Flies (3) 151 East Cliff Road, Suite 10 Burnsville, MN 55337	53,044	(4)(6)	*

Thomas L. Schick (3) 151 East Cliff Road, Suite 10 Burnsville, MN 55337	20,000	(6)	*

William and Linda Flies, JT (11) 28822 Lake Avenue Way Frontenac, MN 55026	587,550		7.0%

John Deere Special Technologies Group, Inc. (11) 300 Grimes Bridge Road Roswell, GA 30075	2,144,060		25.4%

Trident Capital, Inc. (11) 505 Hamilton Avenue, Suite 200 Palo Alto, CA 94301	3,910,089	(10)	31.6%

All executive officers and current directors as a group (10 persons)	4,752,424	(4)(6)(7)(8)(10)	35.7%

*	indicates ownership of less than 1%

(1)	Currently a director.

(2)	Nominee for election as director.

(3)	Executive officer.

(4)	Includes shares of Common Stock issuable upon exercise of currently exercisable options and warrants as follows: Stephen A. Lawrence – 26,250 shares; Carl M. Fredericks – 26,250 shares; Roger W. Kleppe – 26,250 shares; Christopher P. Marshall – 15,000 shares; Thomas N. Flies – 20,606 shares; and all officers and directors as a group – 114,356 shares.

(5)	Nominee of John Deere Special Technologies Group, Inc. (“JDSTG”).

(6)	Includes shares of restricted Common Stock, a portion of which is unvested and subject to forfeiture: Stephen A. Lawrence – 5,000 (0 unvested) shares; Carl M. Fredericks – 5,000 (0 unvested) shares; Roger W. Kleppe – 5,000 (0 unvested) shares; Christopher P. Marshall – 5,000 (0 unvested) shares; Mark E. Ties – 48,599 (41,932 unvested) shares; Thomas N. Flies – 33,496 (22,438 unvested) shares; Thomas L. Schick – 20,000 (20,000 unvested) shares; John J. Coughlan – 392,593 (392,593 unvested) shares; and all officers and directors as a group – 514,688 (476,963 unvested) shares.

(7)	Includes 8,000 shares held by Carl M. Fredericks SEP IRA.

(8)	Includes 10% of the 88,151 shares of Common Stock held by XATA Investment Partners, LLC, a limited liability company in which Mr. Lawrence is a member.

(9)	Nominee of entities affiliated with Trident Capital, Inc. (the “Trident Investors”), who are the holders of our Series B Stock and Series C Stock. As holders of Series B Stock, the Trident Investors are entitled to vote for up to two directors as a class so long as they hold at least 325,000 shares of Series B Stock.

(10)	Consists of 3,083,863 shares issuable upon conversion of Series B Stock and Series C Stock and 826,226 shares issuable upon exercise of related warrants. The shares underlying Preferred Stock and warrants are held of record as set forth in the following table. Trident Capital, Inc. (“Trident”) is authorized to act on behalf of the general partner of each of the record holders. Trident and Christopher P. Marshall (its current director and its director nominee) disclaim beneficial ownership of these shares, except to the extent of their respective economic interests in the Trident entities.

	Series B	Series B	Series C	Series C
Holder	Preferred Stock	Warrants	Preferred Stock	Warrants
Trident Capital Fund-V, L.P.	1,625,790	404,709	1,136,849	335,939

Trident Capital Fund-V Affiliates Fund, L.P.	9,449	2,326	6,607	1,953

Trident Capital Fund-V Affiliates Fund (Q), L.P.	9,015	2,218	6,305	1,863

Trident Capital Fund-V Principals Fund, L.P.	47,056	11,579	32,905	9,723

Trident Capital Parallel Fund-V, C.V.	123,517	30,394	86,370	25,522
(11)	Trident has entered into a Voting Agreement with JDSTG and William P. Flies and certain of his affiliates whereby JDSTG and Mr. Flies and his affiliates (a) agree to vote for Trident’s nominee(s) for director, at such time as Trident no longer holds sufficient Preferred Stock to elect two directors as a separate class, but only for so long as the Trident Investors own at least 800,000 shares of Common Stock (directly or by ownership of Preferred Stock), and (b) grant Trident a right of first refusal to acquire their shares.

PROPOSAL 1
ELECTION OF DIRECTORS
     Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors. The current number of directors is fixed at seven (7). We are proposing to set the number of directors at six (6) and to elect six (6) directors at the Annual Meeting; provided, however, that the Board, pursuant to our Bylaws, may increase the number of directors prior to the next annual meeting and elect a person to fill the vacancy. The Board would like to add one director with specific industry expertise but has not identified a qualified individual at this time. The six nominees for election as directors at the Annual Meeting are as follows:
Nominees to be Voted on by Holders of Common and Preferred Stock
Stephen A. Lawrence
John J. Coughlan
Carl M. Fredericks
Roger W. Kleppe
Charles R. Stamp, Jr.
Nominee to be Voted on by Holders of Preferred Stock Only
Christopher P. Marshall
     All of the nominees are currently members of the Board of Directors.
     Four (4) of the six (6) nominees for election as directors at the Annual Meeting were selected by majority vote of our independent directors only (listed below), as required under the listing standards of the Nasdaq Stock Market (“Nasdaq”). These nominees are Stephen A. Lawrence, John J. Coughlan, Carl M. Fredericks, and Roger W. Kleppe.
     Charles R. Stamp, Jr. is a nominee of JDSTG and Christopher P. Marshall is a nominee of Trident Capital, Inc. (“Trident”). Currently, JDSTG has the right to nominate three directors and Trident has the right to nominate two directors (one of whom must be independent of Trident and approved by our independent directors if the total number of directors is seven or less). These rights were negotiated in connection with their respective investments in the Company. Each of JDSTG and Trident has designated just one nominee (Charles R. Stamp and Christopher P. Marshall, respectively) for election at the Annual Meeting.
     The following current members of the Board of Directors (comprising a majority of the current Board) are “independent,” as defined by Nasdaq listing standards related to Board membership:
Stephen A. Lawrence
Carl M. Fredericks
Roger W. Kleppe
Christopher P. Marshall
Charles R. Stamp, Jr.
(However, Messrs. Stamp and Marshall are not independent for purposes of service on the Audit Committee, for which a higher standard is imposed by Nasdaq, because they are associated with JDSTG and Trident, principal shareholders of the Company.)

     The directors elected at this Annual Meeting, and at annual meetings thereafter, unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting.
     In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

STEPHEN A. LAWRENCE	Director since September 1995
     Mr. Lawrence is currently the Chairman and Chief Executive Officer of LTX, Inc. which is the parent company of the following multi-product line transportation providers: Lawrence Transportation Company; Lawrence Leasing, Inc.; Wilson Refrigerated Express, Inc.; and Freight Plus, Inc. Prior to assuming his role as Chairman and Chief Executive Officer of LTX, Inc. in 1991, he was Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991), and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence was the past President of the Truck Rental and Leasing Association and is a member of the Minnesota Bar Association. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. He served as Chairman of the Board of XATA Corporation from June 2003 through November 2, 2005 and from November 1997 to July 2001. Additionally, he served as a member of the chairman’s council from August 1999 to September 2000. Mr. Lawrence is 63 years old.

JOHN J. COUGHLAN	Director since October 2006
     (Chairman of the Board of Directors and President and Chief Executive Officer of the Company)
     Mr. Coughlan has been Chairman and Chief Executive Officer since joining XATA in October 2006. Prior to joining XATA, he was involved in a business consulting practice. He previously served as president and CEO of Lawson Software, Minnesota’s largest software company, through June 2005. Mr. Coughlan joined Lawson Software in 1987 and became CEO in February 2001 prior to the company’s initial public offering in December of 2001. In addition to his responsibilities at XATA, Mr. Coughlan is an active regional business advocate and serves on the board of directors for several local organizations, including Securian Financial Group, Inc. He replaced Craig Fawcett, who resigned in September 2006. Mr. Coughlan is 47 years old.

CARL M. FREDERICKS	Director since February 1998
     Mr. Fredericks is currently the President of Fredericks & Associates, a regional investment banking firm, founded in 1982 and located in San Diego, CA, specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. He also is Chief Executive Officer of CBC Management, LLC, the sole manager of Commercial Bridge Capital, LLC, a private bridge loan fund. From 1995 to 1998, Mr. Fredericks was the managing member of Fredericks, Shields & Co., LLC, a firm that was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and investment manager at Westinghouse Credit Corporation, Newport Beach, CA, where he was responsible for managing its investments in sponsored leverage buyouts and recapitalization of large- and middle-market companies in the United States. Mr. Fredericks holds a master’s degree in business administration and finance from Columbia University, Graduate School of Business Administration, New York City, and a bachelor’s degree in economics from Denison University in Granville, Ohio. He previously served as a member of the board of directors of Bio-Interfaces, Inc., and as an advisor to the boards of directors of Triton Group Ltd. and Firstworld Communications, Inc. He also is a member of the board of directors of the Association for Corporate Growth (San Diego Chapter). Mr. Fredericks is currently a trustee of the Marshall M. Fredericks Sculpture Museum at Saginaw Valley State University. Mr. Fredericks is 62 years old.

ROGER W. KLEPPE	Director since September 1995
     Mr. Kleppe is Vice President of Human Resources, Real Estate and Facility Services for Blue Cross and Blue Shield of Minnesota, reporting to the president and chief executive officer. Blue Cross is the State of Minnesota’s oldest and largest health insurance company with more than 2.6 million members and $7.0 billion in revenue. Mr. Kleppe has been with Blue Cross since March 1994. He previously served on the Blue Cross board of trustees and on the corporate member board, each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He currently serves on the board of directors for Prime Therapeutics, Inc., a for-profit pharmacy benefit management company. Mr. Kleppe also serves as President of the Human Resources Executive Council, a professional association of human resource executives from the largest companies in the Twin Cities, and serves as a member of the board of advisors for the Executive Development Center, Carlson School of Management, at the University of Minnesota. Mr. Kleppe is 57 years old.

CHRISTOPHER P. MARSHALL	Director since December 2003
     Mr. Marshall joined Trident Capital in 1996 as a Principal and has been a Managing Director since 1998. In this role, he focuses on the payments, outsourcing and communications technology markets. From 1992 to 1994, he was an Associate with the Leveraged Capital Group of Banque Paribas. Earlier in his career, Mr. Marshall was a Financial Analyst in the Corporate Finance department of Chase Manhattan Bank, where he specialized in merchant banking transactions. Mr. Marshall received a bachelor’s degree from Hamilton College and a master’s degree in business administration from Northwestern University, J.L. Kellogg Graduate School of Management. Mr. Marshall is 38 years old.

CHARLES R. STAMP, JR.	Director since September 2000
     Mr. Stamp received a bachelor’s degree from Southeast Missouri State University in 1971 and is a graduate of the University of Missouri School of Law in Columbia, MO. He practiced law from 1974 until 1981 and then entered the agribusiness field. In September 2002, Mr. Stamp was named Vice President, Public Affairs Worldwide of Deere and Company. Prior to this he served as President of John Deere Special Technologies Group, Inc. and as President, Worldwide Agricultural Division - Global AgServices of Deere and Company. He is the immediate past President, Chief Executive Officer and co-founder of InterAg Technologies, Inc., a privately held Atlanta-based agricultural electronics manufacturing and computer software company, which was acquired by Deere and Company in 1999 to form the basis of Deere’s Special Technologies Group. Mr. Stamp entered the agribusiness industry in 1981 as President and Chief Executive Officer of Meyer Agri-Products, Inc., a company that later became a division of Butler Manufacturing Company of Kansas City, MO., where he served as a division vice president. Stamp serves as Chairman of the Association of Equipment Manufacturers, the global trade association for manufacturers of agricultural, construction, forestry, mining and utility equipment. Mr. Stamp is 57 years old.

Director Compensation
     Non-employee directors (except Mr. Stamp, the JDSTG nominee, and Mr. Marshall, the Trident nominee) receive $10,000 annually to serve on the Board of Directors.
     Each non-employee director (except Mr. Stamp) also will receive upon re-election at the Annual Meeting a 5,000 share stock option grant and a 2,500 share stock award, both pursuant to the Company’s 2007 Long-Term Incentive and Stock Option Plan. The stock options are exercisable for ten years commencing at the date of grant at a price equal to the fair market value of the Common Stock on the date of grant. The stock is fully vested at the time of award. At its discretion, the Company has the ability to offer a cash gross-up to offset the estimated tax liability incurred at the time of the stock award.
     Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.
Board Meetings and Committees
     During the year ended September 30, 2006, the Board of Directors met four times, held four teleconferences and otherwise conducted business by unanimous written action. Committees of the Board met immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 75% of the aggregate of the meetings of the Board of Directors and of the meetings of the Board committees on which he served.
     The Board of Directors has established an Audit Committee and a Compensation Committee. During the fiscal year ended September 30, 2006, each committee was composed of all independent directors (under the Nasdaq standards applicable to such committees), as follows:

Audit Committee	Compensation Committee
Carl M. Fredericks*	Roger W. Kleppe*
Roger W. Kleppe	Christopher P. Marshall
Stephen A. Lawrence	Charles R. Stamp, Jr.

*	Chairman
     The Board of Directors has unanimously determined that all Audit Committee members are financially literate under the Nasdaq listing standards and that Carl M. Fredericks is a qualified audit committee financial expert as defined in the regulations of the Securities and Exchange Commission (the “SEC”).
     The purpose of the Audit Committee includes (1) annually selecting a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) reviewing the scope of audits made by the independent public accountants; and (3) receiving and reviewing the audit reports submitted by the independent public accountants and taking such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. See “Audit Committee Report.”
     The purpose of the Compensation Committee is to annually review and approve management’s overall compensation plan for the Company’s employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines stock options and restricted stock awards, which may be included in the compensation set forth for each individual.
     We have adopted a code of ethics which applies to our chief executive officer, chief financial officer, and controller, and persons performing similar functions. A copy of the code of ethics is filed as an exhibit to our Report on Form 10-KSB for the fiscal year ended September 30, 2004. In addition, we will provide a copy to any person, without charge, upon request.
Nomination of Director Candidates
     Nominees for election to the Board of Directors of XATA are selected by the independent members of our Board, subject to the rights of JDSTG and the Trident Investors (see Notes 5, 9, 10, and 11 of the table in “PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT” and “ELECTION OF DIRECTORS”). We do not have a standing nominating committee or a charter with respect to the nominating process. If we appointed such a committee, its membership would consist of the independent directors, or a subset of them. To date, all director nominees have been identified by current directors or management. We have never engaged a third party (for a fee or otherwise) to identify candidates and we have never received a proposed candidate from a source outside of the Company. However, the Board would consider any candidate proposed in good faith by a shareholder. To do so, a shareholder should send the candidate’s name, credentials, contact information, and his or her consent to be considered as a candidate to our Chairman and Chief Executive Officer, John J. Coughlan. The proposing shareholder should also include his or her contact information and a statement of his or her share ownership (how many shares owned and for how long). The Board evaluates candidates based on financial literacy, knowledge of the Company’s industry or other background relevant to the Company’s needs, status as a stakeholder in the Company, “independence” for purposes of compliance with the rules of the SEC and Nasdaq, and willingness, ability, and availability for service.
Shareholder Communication with the Board
     We do not have a formal procedure for shareholder communication with our Board of Directors. In general, our officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to our chief executive officer or chief financial officer with a request to forward the same to the intended recipient. In the alternative, shareholders can direct correspondence to the Board to the attention of our Board Chairman, John J. Coughlan, or to the attention of the Chairman of our Audit Committee, Carl M. Fredericks, in care of the Company at the Company address. All such communications will be forwarded unopened.
     We encourage all incumbent directors, as well as all nominees for election as director, to attend the annual meeting of shareholders. All incumbent directors and nominees attended the annual meeting in February 2006 except for Mr. Coughlan, who joined the board in October 2006.

EXECUTIVE COMPENSATION
Executive Officers
     Our current executive officers are as follows:

Name	Age	Position
John J. Coughlan	47	Chief Executive Officer and Chairman of the Board of Directors

Mark E. Ties	41	Chief Financial Officer, Treasurer, and Secretary

Thomas L. Schlick	56	Chief Operating Officer

Thomas N. Flies	37	Vice President — Business Development
Executive Compensation
     The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to our chief executive officer, and each executive officer with compensation in excess of $100,000 (the “Named Executive Officers”) pursuant to a plan or contract or otherwise during fiscal years ended September 30, 2006, 2005 and 2004.

SUMMARY COMPENSATION TABLE

	Annual Compensation				Long-Term Compensation
Name & Principal				Other Annual	Restricted Stock
Position	Year	Salary ($)	Bonus ($)	Compensation	Awards ($)(6)(7)(8)	Options (#)
Craig S. Fawcett (1)	2006	247,019	141,511(5)	-0-	295,184	-0-
Former Chairman and Chief	2005	225,000	56,981(5)	-0-	223,232	-0-
Executive Officer	2004	207,018	30,817(5)	-0-	151,381	-0-

Mark E. Ties (2)	2006	181,846	78,131(5)	-0-	139,563	89,000
Chief Financial Officer	2005	77,404	14,702(5)	-0-	92,000	-0-
	2004	-0-	-0-	-0-	-0-	-0-

Peter A. Thayer (3)	2006	174,231	74,859(5)	-0-	78,690	-0-
Chief Technology Officer	2005	164,655	31,274(5)	-0-	79,371	-0-
	2004	68,923	13,273(5)	-0-	81,100	-0-

Thomas L. Schlick (4)	2006	88,462	38,008(5)	-0-	99,400	89,000
Chief Operating Officer	2005	-0-	-0-	-0-	-0-	-0-
	2004	-0-	-0-	-0-	-0-	-0-

Thomas N. Flies	2006	141,126	47,161(5)	-0-	55,544	-0-
Vice President — Business	2005	136,060	20,091(5)	-0-	57,828	-0-
Development	2004	138,283	11,471(5)	-0-	44,117	-0-

(1)	Mr. Fawcett joined the Company as President and Chief Executive Officer on February 20, 2002, and resigned from the company on September 30, 2006.

(2)	Mr. Ties joined the Company as Chief Financial Officer on April 11, 2005.

(3)	Mr. Thayer joined the Company as Chief Technology Officer on April 15, 2004.

(4)	Mr. Schlick joined the Company as Chief Operating Officer on April 10, 2006.

(5)	Represents formula-based incentive compensation.

(6)	Total restricted shares of Common Stock and fair market value as of September 30, 2006: Craig S. Fawcett – 143,048 shares ($772,459); Mark E. Ties – 48,599 shares ($262,435); Peter A. Thayer – 45,529 shares ($245,857); Thomas L. Schlick – 20,000 shares ($108,000); Thomas N. Flies – 33,496 shares ($180,878).

(7)	All restricted stock vests over a three-year period. Total restricted shares of Common Stock and unvested portion as of September 30, 2006: Craig S. Fawcett – 143,048 (103,526 unvested) shares; Mark E. Ties – 48,599 (41,932 unvested) shares; Peter A. Thayer – 45,529 (30,984 unvested) shares; Thomas L. Schlick – 20,000 shares (20,000 unvested); Thomas N. Flies – 33,496 (22,438 unvested) shares.

(8)	During the officer’s continued full time employment with the Company, officer has full voting rights, dividend rights and other rights as a shareholder with respect to all vested (but not unvested) award shares.
     The Company has an employment agreement with Thomas N. Flies. This agreement provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives. The contract is for a period of one year and is automatically renewed for successive one year periods unless terminated by ninety (90) days notice in advance of renewal. The agreement also contains provisions that prohibit the Company from materially altering position, duties, benefit plans or incentive plans. Under the agreement, the executive is entitled to one year of salary continuation, in addition to certain other benefits, in the event the Company terminates the executive’s employment without cause or if the executive terminates employment with good cause attributable to the Company. The agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information. The agreement provides for accelerated vesting of restricted stock awards in the event of a “change of control” of the Company (as defined in the agreement).
     The Company executed an employment agreement with John J. Coughlan on October 1, 2006. This agreement provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives, with a minimum bonus payment of $150,000 for the fiscal year ending September 30, 2007. The contract is for a period of two years and is automatically renewed for successive two year periods unless terminated by ninety (90) days notice in advance of renewal. The agreement also contains provisions that prohibit the Company from materially altering position, duties, benefit plans or incentive plans. Under the agreement, in the event the Company terminates the executive’s employment without cause or if the executive terminates employment with good cause attributable to the Company, the executive is entitled to one year of salary continuation, an annual incentive bonus in the amount of fifty percent of base salary, accelerated vesting of certain equity rights, in addition to certain other benefits,. The agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information. The agreement provides for accelerated vesting of certain equity rights in the event of a “change of control” of the Company (as defined in the agreement).
     The Company has executed “change of control” agreements with Thomas L. Schlick and Mark E. Ties. These agreements prohibit the Company from materially altering position, duties, benefit plans or incentive plans in the event of a “change of control” as defined in the agreement. Under the agreement, the executive is entitled to one year of salary continuation, accelerated vesting of certain equity rights, in addition to certain other benefits, in the event the Company terminates the executive’s employment without cause or if the employee terminates employment with good cause attributable to the Company.
     Base salary for each of the executive officers for fiscal 2007 (October 1, 2006 – September 30, 2007) is as follows:

John J. Coughlan	$300,000
Mark E. Ties	$190,000
Thomas L. Schlick	$200,000
Thomas N. Flies	$141,600
     The Board of Directors retains the authority to provide discretionary bonuses to managers and employees. Executive officers, as well as other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company’s 2007 Long Term Incentive and Stock Option Plan.
Summary of Option Grants
     During fiscal 2006 the Company made awards of stock options (vesting over 3 years) to the Named Executive Officers as follows:

	Number of	% of Total
	Securities	Options
	Underlying	Granted to	Exercise	Expiration
Name	Options	Employees	Price	Date

Mark E. Ties	89,000	50%	$5.12	9/27/2011
Thomas L. Schlick	89,000	50%	$5.12	9/27/2011
     During fiscal 2006 the Company also made awards of restricted stock (vesting over 3 years in equal installments) to the Named Executive Officers as follows:

Name	No. of Shares
Craig S. Fawcett	47,425
Mark E. Ties	28,599
Peter A. Thayer	16,125
Thomas L. Schlick	20,000
Thomas N. Flies	11,382
Summary of Option Exercises
     The following table contains information concerning the exercise of stock options by Named Executive Officers during fiscal 2006.
AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-the-
	Option Exercises		Options at FYE		Money Options at FYE (1)
	Shares
	Acquired on	Value
Name	Exercise	Realized (2)	Exercisable	Unexercisable	Exercisable	Unexercisable
Craig S. Fawcett	142,000	79,030	-0-	-0-	-0-	-0-
Mark E. Ties	-0-	-0-	-0-	89,000	-0-	24,920-
Thomas N. Flies	23,000	24,150	20,606	-0-	25,139	-0-
Peter A. Thayer	-0-	-0-	-0-	-0-	-0-	-0-
Thomas L. Schlick	-0-	-0-	-0-	89,000	-0-	24,920

(1)	The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq Capital Market on September 30, 2006 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.

(2)	The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq Capital Market on the date of exercise, less the option exercise price, multiplied by the applicable number of shares underlying the options.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company’s Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the “SEC”). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.
Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 2006 its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.
Indemnification of Directors and Officers
     Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the “Act”). Article V of the Company’s Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company’s indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.
     As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director’s duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director’s duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director. In addition, the Company has entered into indemnification agreements with the Trident Investors and its representatives who serve as directors on the Board which may supplement the indemnification provisions available to them under Minnesota law.
Certain Transactions
     The Company purchases a portion of the hardware components for its products from Phoenix International Corporation (“Phoenix”), a wholly-owned subsidiary of Deere & Company. Payments by the Company to Phoenix totaled $3,026,000 during the Company’s fiscal year ended September 30, 2006 and $9,376,000 during the fiscal year ended September 30, 2005. The Company ceased purchasing hardware components from Phoenix on October 31, 2005.
     JDSTG and the Trident Investors (as holders of Series B Stock) have rights to nominate directors, and in the case of the Trident Investors (as holders of Series B Stock), to vote separately as a class on their nominees. (See Notes 5, 9, 10, and 11 of the table under “PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT” and “ELECTION OF DIRECTORS.”) In addition, Trident has a right of first refusal on certain new stock issuances by the Company which is intended to permit Trident to maintain its current percentage ownership.

     Our former Chairman and Chief Executive Officer, Craig Fawcett, was technically “on leave” from Deere & Company, i.e., he did not formally terminate his employment relationship with Deere. His status with Deere was similar to assignment with a wholly-owned subsidiary of Deere and provided him with the following benefits:
•	Options. His options to purchase Deere stock remained in effect while he was employed at XATA. No new options were granted after February 20, 2002, the date when his leave commenced.

•	Pension. While he was on leave, there was no interruption of years of service credit under Deere’s pension benefits. No new benefits accrued after February 20, 2002.
     Mr. Fawcett received no pay from Deere and was not guaranteed a return position with Deere. Mr. Fawcett left XATA in September 2006.
     The Company sold $163,000 of equipment to a company wholly owned by a member of the board of directors. The revenue on this sale was deferred until fiscal 2007, except for $5,000 of communications revenue was recognized in fiscal 2006.

PROPOSAL 2
ADOPTION OF 2007 LONG-TERM INCENTIVE AND STOCK OPTION PLAN
General Information
     The Board of Directors believes that the Company’s policy of encouraging stock ownership by certain of its employees and members of the Board of Directors through the granting of restricted stock awards, stock options and other sorts of stock-based compensation has been and will be a significant factor in its growth and success by enhancing the Company’s ability to retain and attract qualified employees and directors. The Company’s 2002 Long-Term Incentive and Stock Option Plan (the “2002 Plan”) was the primary vehicle for implementation of this policy. As of December 31, 2006, all but approximately 1,000 shares are subject to outstanding options or restricted stock.
     In 2006, the Board of Directors of the Company undertook a review of the Company’s employee compensation policies, including compensation of management, and adopted the 2007 Long-Term Incentive and Stock Option Plan (the “2007 Plan”) in accordance with the results of that review. The number of shares of Common Stock reserved for issuance under the 2007 Plan is 500,000 ($2,545,000 market value as of December 18, 2006), which, in the judgment of the Board, is the minimum number required for effective utilization of the 2007 Plan in the near term. The 2007 Plan has an evergreen provision in which the maximum number of Shares that may be issued under the 2007 Plan shall be cumulatively increased on January 1, 2008 and on each January 1 thereafter for nine years by the lesser of (i) 500,000 Common Shares, (ii) 3% of the Company’s outstanding Common Shares, on an as-converted basis, as of the preceding December 31 and (iii) a number of Common Shares determined by the Board or Committee. The Board of Directors intends to terminate the 2002 Plan upon shareholder approval of the 2007 Plan. Expiration of the 2002 Plan will not affect options or awards previously issued and outstanding; however, no additional options or awards will be granted under the 2002 Plan.
Administration
     Except as discussed below with respect to non-employee directors, the 2007 Plan is administered by the Compensation Committee (the “Committee”) of the Board. The Committee has the authority: (i) to establish rules for the administration of the 2007 Plan; (ii) to select the participants in the 2007 Plan; (iii) to determine the types of grants and awards and the number of shares covered; (iv) to set the terms and conditions of such grants and awards; and (v) to determine under what circumstances grants and awards may be canceled or suspended. Determination and interpretations with respect to the 2007 Plan are in the sole discretion of the Committee, whose determination and interpretations are binding on all interested parties.
     The 2007 Plan provides for automatic grant of options to non-employee members of the Board of Directors upon initial election to the Board (an “Initial Option”) and annually thereafter, upon re-election to the Board (an “Annual Option”), each in the amount of 5,000 shares, granted annually immediately following election or re-election, as applicable (as to each, an “Option”). All Initial Options, Annual Options and Options are “non-qualified” options which do not meet the requirements of Section 422 of the Code. This aspect of the 2007 Plan is administered by the Chief Executive Officer and the Chief Financial Officer, but the administrators have no authority to select recipients, select the date of grant of options, the number of option shares, or the exercise price, or to otherwise prescribe the particular form or conditions of any option granted. Each Initial Option, Annual Option and Option is exercisable at a price per share equal to the fair market value of the Common Stock as of the date of grant. Options are immediately exercisable and remain exercisable for a period of ten (10) years from the date of grant. Under the 2007 Plan, non-employee Directors are also eligible for discretionary option grants and other awards in addition to automatic grants.
Types of Awards
     Options granted under the 2007 Plan may be either “incentive” options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or non-qualified options. Awards granted under the 2007 Plan may be stock appreciation rights (“SARs”), restricted stock or performance awards, as defined in the 2007 Plan. Incentive stock options may be granted to any full or part-time employee of the Company or any of its present and future subsidiary corporations. Options which do not qualify as incentive stock options, as well as SARs, restricted stock or performance awards under the 2007 Plan may be granted to both employees and non-employees who provide services to the Company (including consultants and members of the Board of Directors). As of December 18, 2006, approximately 101 persons are eligible to participate in the 2007 Plan.
     Under the terms of the 2007 Plan, incentive stock options may not exceed ten years in duration and must be granted at a price not less than 100% of the fair market value of the Company’s stock on the day the option is granted, except that incentive stock options granted to persons owing 10% or more of the Company’s stock must be granted at an option price which is at least 110% of fair market value and may not exceed five years in duration. Further, the aggregate fair market value (determined as of the time the option is granted) of stock covered by all incentive stock options which are first exercisable by an individual in any year may not exceed $100,000. The term of options granted under the 2007 Plan which do not qualify as incentive stock options may not exceed more than 15 years from the date of granting of such option. The price for options and awards which do not qualify as incentive stock options may be more or less than the fair market value of the Common Stock on the date of grant or award. As amended, the Plan would not permit discount price options or awards. The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. Incentive stock options may not be transferred by the optionee except by will or the laws of descent and distribution. The agreements relating to options will contain restrictions on when an optionee may exercise options following termination of employment with the Company or a subsidiary.
     Under the 2007 Plan, the Committee may also grant SARs which shall confer on the holder a right to receive, upon exercise, the excess of (i) the fair market value of each share subject to the SAR on the date of exercise over (ii) the grant price of the right as specified by the Committee, which shall not be less than the fair market value of a share of Common Stock on the date of grant of the SAR (or, if the Committee so determines, in the case of any SAR granted in substitution for another award, on the date of grant of such other award). Subject to the terms of the 2007 Plan and any applicable award agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any SAR shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.
     The Committee is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2007 Plan shall be for a number of shares determined by the Committee. The Committee, in its discretion, may establish performance, continued employment, vesting, or other conditions that must be satisfied in order for the restrictions to lapse. The Committee, in its discretion, may waive any restriction applicable to all or any portion of the shares subject to an outstanding restricted stock award.

     The Committee is authorized to grant such other stock-based awards (including performance awards) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into such shares), as are deemed by the Committee to be consistent with the purposes of the 2007 Plan. Performance awards provide the holder with rights valued as determined by the Committee and payable to, or exercisable by, the holder, in whole or in part, upon achievement of such performance goals during such performance periods as the Committee may establish. Subject to the terms of the 2007 Plan and any applicable award agreement, the Committee, in its discretion, may determine the terms and conditions of other stock-based awards.
Transferability of Stock
     The resale of shares acquired upon receipt or exercise of options or awards is generally not restricted by the terms of the 2007 Plan. However, resales will be restricted under the Securities Act of 1933, as amended (the “1933 Act”) unless the shares are registered under the 1933 Act or the transaction is exempt from registration. The Company intends to register the shares under the 1933 Act.
Federal Income Tax Matters
     The following is a general summary of the Company’s understanding of the federal income tax consequences of the 2007 Plan.
     Incentive Stock Options. Options under the 2007 Plan granted to employees may be “incentive stock options” within the meaning of Section 422 of the Code. In order to qualify as an incentive stock option, an option must meet certain conditions specified in the Code. The Company believes that under currently applicable provisions of the Code, if shares of Common Stock are acquired pursuant to the exercise of incentive stock options, then:
•	At the time of exercise of the option, no income will be realized by the optionholder for purposes of the regular income tax. However, for purposes of the alternative minimum tax (the “AMT”), the option will be treated as an option which does not qualify as an incentive stock option. Accordingly, for purposes of the AMT, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price. Furthermore, the recognition of such AMT income may not alter the amount of income to be recognized for purposes of the regular income tax at the time the Common Stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of. As a result, an optionholder who has a substantial amount of AMT income upon exercise of an option in relation to his or her taxable income from wages and other sources may be subject to the AMT in the year the option is exercised. Each optionholder should consult his or her own tax counsel regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares of Common Stock acquired pursuant to the exercise of an incentive stock option in the same calendar year in which such shares were acquired to avoid having the AMT apply in the year the option is exercised and the regular tax apply in the year the Common Stock acquired thereby is sold or otherwise disposed of. Each optionholder should also consult with his or her own tax counsel regarding the benefit which may be available from the tax credit for a prior year’s AMT liability provided for in Section 53 of the Code.

•	If Common Stock is sold or otherwise disposed of more than two years from the date an option was granted to the optionholder and more than one year after the transfer of any shares of Common Stock to such optionholder upon the exercise of such option, then the difference between the option price paid for the shares and the sale price will result in long-term capital gain or loss to the optionholder if, as usually is the case, the Common Stock is a capital asset in the hands of the optionholder, and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option.

•	If Common Stock is sold or otherwise disposed of before the holding period described above is satisfied, then the optionholder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (a) the difference between the option price and the fair market value of the shares at the time the option is exercised, and (b) the difference between the option price and the amount realized upon the disposition of the shares. Such optionholder will recognize short-term or long-term capital gain to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares upon exercise of the option, and the Company will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the optionholder if and to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company may also be required to withhold income tax upon the amount of ordinary income recognized by the optionholder.
     An acceleration of the exercisability of options upon a “change of control” of the Company as provided in certain option agreements may result in more than $100,000 of incentive stock options becoming exercisable for the first time during a single calendar year. In that event, all or some of the incentive stock options in question would become non-qualified (non-incentive) stock options.
     Other Options. Some options granted under the 2007 Plan are not intended to qualify as incentive stock options under Section 422 of the Code. The Company believes that under currently applicable provisions of the Code:
•	The non-incentive stock options do not have a “readily ascertainable fair market value” within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, the optionholder will not recognize any taxable income. Upon the exercise of the option, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at such time exceeds the option price.

•	The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company will be required to withhold or otherwise collect income tax upon such amount as required under Sections 83 and 3402 of the Code.

•	The optionholder’s original tax basis in the shares received will be equal to the sum of the option exercise price for the shares plus the amount which the optionholder is required to recognize as income as a result of the exercise of the option.

•	When an optionholder sells shares acquired by the exercise of such a non-incentive option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.

•	An optionholder’s holding period for shares acquired by exercising such an option, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option.
     Restricted Stock Awards. The tax consequences of the grant and vesting of restricted stock awards are also generally governed by Section 83 of the Code. Common Stock of the Company issued pursuant to a restricted stock award is intended to be non-vested property within the meaning of Section 83 and the regulations promulgated thereunder. The Company believes that Common Stock issued to its employees pursuant to a restricted stock award is subject to a substantial risk of forfeiture as required by the Code and the regulations for treatment as non-vested property.
     Except as noted below, no income will be realized by a grantee, and the Company will not be entitled to any deduction, with respect to an award of restricted stock until the shares are no longer subject to a risk of forfeiture (i.e., they have vested). At that time, the employee will be deemed to have received compensation taxable as ordinary income and the Company will be entitled to a corresponding deduction equal to the sum of any cash received, plus the fair market value on the day such risk lapses with respect to the shares. The employee’s tax basis for any shares received will be the fair market value on the date of vesting. An employee who receives an award of restrictive stock may irrevocably elect under Section 83(b) of the Internal Revenue Code to report ordinary income in an amount equal to the fair market value of the stock on the date of grant. If such an election is made, no income would be recognized at the time of vesting and the tax basis for such shares (for purposes of determining the amount of any gain or loss realized on the subsequent sale of such shares) would be the fair market value on the date of grant of the stock. However, under current regulations of the Internal Revenue Service, if an employee makes such an election and subsequently all or part of the shares are forfeited under the terms and conditions set by the Committee at the date of grant, the employee will not be entitled to a deduction.
     If a Section 83(b) election is not made, appreciation in the value of the Common Stock during the period of time the Common Stock is subject to forfeiture under the terms of the restricted stock award will be recognized as ordinary income when the shares vest. If the election is made, appreciation in the value of the Common Stock during the period of time they are subject to forfeiture will generally be recognized as capital gain only when the shares vest and the Common Stock is sold or otherwise disposed of by the grantee.
     At the end of the restricted period, the grantee of a restricted stock award generally will be able to sell, exchange or otherwise dispose of the Common Stock issued to such grantee, subject to restrictions on transfer of unregistered securities under the Securities Act of 1933 and applicable state securities laws. The holding period for shares acquired pursuant to a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin when the grantee recognizes ordinary income.
     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the grantee recognizes ordinary income pursuant to a restricted stock award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code. Dividends received by the grantee before the end of the restricted period will be taxed as ordinary income to the grantee and will also be deductible by the Company subject to the foregoing general rules concerning compensation.
     Stock Appreciation Rights. The tax consequences of the grant of an SAR are also generally governed by Section 83 of the Code. At the time an SAR is granted, the holder of the SAR will not recognize any taxable income. At the time of exercise of an SAR, the holder will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock received at such time.

The holder of the SAR will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of exercising the SAR, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain, if, as usually is the case, the shares are a capital asset in the hands of the holder. The holding period for shares acquired by exercising an SAR, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term and short-term, shall begin at the time of the exercise of the SAR.
     At the time of exercise of an SAR, the holder will report as ordinary income the amount of cash received and the fair market value of any common stock which is issued. The Company will be entitled to take a deduction for such amount at the time of actual payment. A recipient of a performance award will not recognize any taxable income at the time of grant. When the award is paid, in cash or in common stock, the grantee will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the common stock received (which fair market value will be the employee’s tax basis for the shares) and the Company will generally be entitled to a deduction for such amount.
     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder of an SAR recognizes ordinary income upon the exercise of an SAR, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.
     Performance Awards. The tax consequences of the grant and any payment with respect to a performance award are also governed by Section 83 of the Code. At the time a performance award is granted, the recipient will not recognize any taxable income. At the time a performance award matures, the holder will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at such time, unless the holder is a person subject to Section 16(b) of the 1934 Act. The holder will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of the maturity of a performance award, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain if, as usually is the case, the Common Stock is a capital asset in the hands of the holder. The holding period for shares acquired upon maturity of a performance award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin upon the maturity thereof.
     Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder recognizes ordinary income upon the maturity of a performance award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.
     Other Stock-Based Awards. The 2007 Plan also authorizes other stock-based awards, the terms of which are not specified. The federal income tax consequences to both recipients and the Company from the grant and exercise of such other stock-based awards will depend on the terms thereof.
     Change of Control. Payments or other benefits resulting from awards, including acceleration of the exercisability of options granted under the 2007 Plan as a result of “change of control” provisions in award agreements, may be compensatory payments which are contingent on a change of control and when made to certain defined individuals (such as the Company’s executive officers) may be deemed to be “parachute payments” within the meaning of Section 280G of the Code. Section 280G of the Code provides that if “parachute payments” to an individual equal or exceed three times such individual’s “base amount” (average annual compensation over the five taxable years preceding the taxable year in which the change of control occurs), the excess of such “parachute payments” over such individual’s “base amount” will (a) not be deductible by the Company and (b) be subject to an excise tax payable by the individual. Each holder of an award should consult his or her own tax advisor regarding his or her tax liability upon a change of control of the Company.
     Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Committee determines that any award granted under the 2007 Plan is subject to Code Section 409A and unless otherwise specified in the applicable award agreement, the award agreement evidencing such award shall incorporate the terms and conditions necessary for such award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable award agreement), the 2007 Plan and the award agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this 2007 Plan (and unless the award agreement provides otherwise, with specific reference to this sentence), to the extent that a participant holding an award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the participant’s death.
Plan Benefits
     Grants of options and awards under the 2007 Plan are discretionary. Accordingly, it is not possible for us to identify the recipients or specify the amounts to be received by any recipient. In general, the Compensation Committee administering the 2007 Plan, will seek recommendations from management (as to non-executive employees) and from the Board of Directors concerning the recipients of grants and awards, the appropriate amounts and types of awards, and the terms of exercise. Grants and awards may be made annually, or more frequently in the case of new hires, promotions, or other special circumstances. In general, the Committee’s compensation policy includes stock incentives for executive management as a significant component of total compensation.
A copy of the 2007 Plan is attached to this Proxy Statement as Appendix A.
Equity Compensation Plan Information
     The Company has three equity compensation plans: its 1991 Long-Term Incentive and Stock Option Plan, its 2001 Interim Incentive and Stock Option Plan, and its 2002 Long-Term Incentive and Stock Option Plan, all of which have been approved by the shareholders of the Company. The 1991 and 2001 Plans have terminated and no additional awards can be made under those Plans. In addition, the Company has issued warrants to its directors and certain service providers. These awards have not been presented to or approved by the shareholders.
     The following table presents information as of September 30, 2006 about the 2002 Plan, with separate disclosure for shareholder-approved plans and other plans.

	(a)	(b)	(c)
Number of securities
remaining available for
	Number of securities to be	Weighted-average	future issuance under
	issued upon exercise of	exercise price of	equity compensation plans
	outstanding options,	outstanding options,	(excluding securities
Plan Category	warrants and rights	warrants and rights	reflected in column (a))

Equity compensation plan approved by security holders	388,051 Options	$4.60	300,739

Equity compensation plans not approved by securities holders (1)	-0-	-0-	-0-

(1)	392,593 restricted shares were granted to John J Coughlan as part of his hiring in October 2006. These shares were not approved by the shareholders.
Accounting Treatment
     In December 2004, the Financial Accounting Standards Board (FASB) issued FASB Statement No. 123 (revised 2004), Shared-Based Payment, which is a revision of FASB Statement No. 123, Accounting for Stock-Based Compensation. Statement 123(R) supersedes ABP Opinion No. 25, Accounting for Stock Issued to Employees, and amends FASB No. 95, Statement of Cash Flows. Generally the approach in Statement 123(R) is similar to the approach described in Statement 123. However, Statement 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure will no longer be an alternative. The provisions in Statement 123(R) are effective for all stock options or other equity-based awards to employees or directors that vest or become exercisable in the Company’s first quarter of fiscal 2007. The Company will adopt Statement 123(R) at that time and report its first fiscal quarter of 2007 in accordance with the new standard.
PROPOSAL 3
AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF PREFERRED STOCK FROM 5,000,000 SHARES TO 10,000,000 SHARES
The Board of Directors has approved, and is recommending to the shareholders for approval at the Annual Meeting, an amendment to Article III of the Company’s Restated Articles of Incorporation to increase the number of shares of Preferred Stock which the Company is authorized to issue from 5,000,000 to 10,000,000. The full text of the proposed amendment to the Articles of Incorporation is shown below.
Purpose and Effect of the Amendment
     Under the present Restated Articles of Incorporation, the Company has the authority to issue 5,000,000 shares of Preferred Stock. As of November 30, 2006, 3,083,863 shares of Preferred Stock were issued and outstanding. Accordingly, as of November 30, 2006, approximately 1,916,137 shares of

Preferred Stock were available for issuance. The proposed amendment would provide for an additional 5,000,000 shares of Preferred Stock available for issuance.
   Adoption of the proposed amendment and issuance of additional shares of Preferred Stock would not affect the rights of the holders of currently outstanding Preferred Stock or Common Stock, except for effects incidental to increasing the number of shares of Preferred Stock outstanding. If the amendment is adopted, it will become effective upon filing of an Amendment to the Company’s Restated Articles of Incorporation with the Secretary of State of Minnesota.
   The purpose of the increase in authorized shares is to provide additional shares of Preferred Stock that could be issued for corporate purposes without further shareholder approval, unless required by applicable law or regulation. The Board of Directors believes that it is in the best interests of the Company to have additional shares of Preferred Stock authorized at this time to alleviate the delay of holding a special meeting of shareholders to authorize additional shares of Preferred Stock when the need arises. Possible purposes for additional shares of Preferred Stock include effecting acquisitions of other businesses or properties, establishing strategic relationships with other companies and securing additional financing for the operation of the Company through the issuance of additional shares or other equity-based securities. Purposes for additional shares of Preferred Stock also include paying stock dividends or subdividing outstanding shares through stock splits. The Company has no specific plans for any of these actions at this time.
Amendment to Restated Articles of Incorporation
   If this proposal is approved, Article 3, Section 3.2 of the Company’s Restated Articles of Incorporation will be amended to state as follows:
     3.2 This Corporation shall have the authority to issue an aggregate of ten million (10,000,000) shares of Preferred Stock, which may be issued in one or more series as determined from time to time by the Board of Directors. The shares of Preferred Stock of any series authorized for issuance by the Board of Directors shall be senior to the Common Stock with respect to any distribution (as such term is defined in Section 302A.011, Subd. 10, Minnesota Statutes) if so designated by the Board of Directors. The Board of Directors is hereby granted the express authority to fix by resolution any other powers, preferences, rights (including, without limitation, voting rights), qualifications, limitations or restrictions with respect to any particular series of Preferred Stock.
Possible Effects of Proposed Articles Amendment
     Authorized and unissued Common Stock and Preferred Stock could be issued in one or more transactions with terms, provisions and rights which would make more difficult and, therefore, less likely, a takeover of the Company. Any such issuance of additional shares could have the effect of diluting the earnings per share and book value per share of existing shares of Common Stock, and such additional shares could be used to dilute the share ownership of persons seeking to obtain control of the Company.
     One effect of the adoption of the Proposal, therefore, could be to discourage unsolicited takeover attempts and to limit the possibility of change of control of the Company. By potentially discouraging initiation of any such unsolicited takeover attempt, the proposed amendments may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. Adoption of the Proposal may also have the effect of permitting the Company’s current management to retain its position and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business.
     The Proposal does not arise from any current effort to change the composition of the Board of Directors, gain control of the Company, or organize a proxy contest, and the proposal is not being presented as, nor is it part of, a plan to adopt a series of anti-takeover measures.
     The Board of Directors does not currently contemplate adopting, or recommending to the shareholders for their adoption, any further amendments to the Company’s Restated Articles that would affect the ability of third parties to take over or change control of the Company or which might be considered anti-takeover devices. However, the Board and its financial and legal advisers are aware that a number of corporations have adopted special “shareholders’ rights plans” or “poison pills” with a view toward creating significant defensive mechanisms against the possibilities of hostile takeover actions. Whether or not the proposed amendment to the Restated Articles is adopted by shareholders, the Board could determine to implement a shareholders’ rights plan in the future.
     Certain provisions of Minnesota Statutes, Chapter 302A could also have the effect of discouraging certain attempts to acquire the Company, including a hostile takeover, or remove incumbent management even if some or a majority of the Company’s shareholders were to deem such an attempt to be in their best interest, including an attempt that might result in the payment of a premium over the market price for the shares of Common Stock held by the Company’s shareholders. None of these provisions will be changed by the proposed amendment to the Restated Articles.
AUDIT COMMITTEE REPORT
     The Audit Committee of our Board of Directors is comprised of three (3) directors, all of whom are “independent” under the listing standards of The Nasdaq Stock Market. During the fiscal year ended September 30, 2006, the members of the Committee were Carl M. Fredericks (Chair), Stephen A. Lawrence, and Roger W. Kleppe. The Board of Directors has determined that all Audit Committee members are financially literate under current Nasdaq listing standards and that at least one member has financial management expertise. In addition, the Board of Directors has determined that Carl M. Fredericks is a qualified audit committee financial expert as defined in the regulations of the Securities and Exchange Commission.
     The Committee recommends to the Board of Directors the selection of the Company’s independent accountants. Management is responsible for the Company’s internal controls and the financial reporting process; the independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee’s responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.
     The Company has established an Audit Committee Charter which sets forth the Audit Committee’s principal accountabilities, including selecting and engaging the independent auditor and approving the audit and non-audit services to be provided by the independent auditor. The Charter is attached as Appendix B to this Proxy Statement.

     The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors’ independence.
     The Committee has discussed with management and the independent auditors the quality and adequacy of the Company’s internal controls. The Committee has also reviewed with the independent auditors their audit plans, audit scope and identification of audit risks.
     In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.
     Based upon the Committee’s discussion with management and the independent accountants, the Committee’s review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended September 30, 2006.
     Members of the Audit Committee:
Carl M. Fredericks
Stephen A. Lawrence
Roger W. Kleppe
Audit Fees
     Aggregate fees billed by Grant Thornton LLP in connection with the audit of our financial statements for the years ended September 30, 2006and 2005, and for review of our quarterly financial statements included in our reports on Form 10-QSB during each year totaled $80,000 and $73,000, respectively. No leased personnel were utilized by Grant Thornton LLP in connection with any audit services provided to us.
Audit Related Fees
     Aggregate fees billed by Grant Thornton LLP for assurance related services during the fiscal years ended September 30, 2006 and 2005 totaled $36,000 and $1,000, respectively. The fiscal 2006 fees were for consultations concerning revenue recognition accounting and required procedures in connection with filing registration statements for resale of Common Stock by certain investors and for issuance and resale of Common Stock under the 2002 Plan.
Tax Fees
     Aggregate fees billed by Grant Thornton LLP, respectively, for tax compliance, advisory and planning services during the fiscal years ended September 30, 2006 and 2005 totaled $1,000 and $17,000, respectively.

Auditor Fees Pre-approval Policy
     The Audit Committee has adopted a formal policy concerning approval of audit and non-audit services to be provided by the independent auditor to the Company. The policy requires that all services to be provided by Grant Thornton LLP, the Company’s independent auditor, including audit services and permitted audit-related and non-audit services, must be pre-approved by the Committee. The Committee approved all audit and non-audit services provided by Grant Thornton LLP during fiscal 2006.
PROPOSALS FOR FISCAL 2008 ANNUAL MEETING
     We currently anticipate that the next annual meeting, for the fiscal year ending September 30, 2007 (the “2008 Annual Meeting”), will be held on or around February 15, 2008. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2008 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than October 1, 2007.
     In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2008 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2008 Annual Meeting, unless we have received notice of the shareholder proposal on or before December 1, 2007.
     In addition, pursuant to Section 2.11 of our Bylaws, a shareholder who wishes to bring any business before the 2008 Annual Meeting must give notice of that fact, plus the additional information required under Section 2.11, at least 90 days before the meeting.
By Order of the Board of Directors
Mark E. Ties
Secretary
Dated: January 5, 2007
Burnsville, Minnesota
A COPY OF OUR ANNUAL REPORT, WHICH INCLUDES OUR REPORT ON FORM 10-KSB, IS ENCLOSED. AN ADDITIONAL COPY OF OUR FORM 10-KSB (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: MARK E. TIES, CFO, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337.

Appendix A
XATA CORPORATION
2007 LONG-TERM INCENTIVE
AND
STOCK OPTION PLAN

2007 LONG-TERM INCENTIVE
AND
STOCK OPTION PLAN
1. Purpose of Plan.
This Plan shall be known as the “XATA 2007 LONG-TERM INCENTIVE AND STOCK OPTION PLAN” and is hereinafter referred to as the “Plan”. The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of XATA Corporation, a Minnesota corporation (the “Company”), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options (“Incentive Stock Options”) within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights (“SARs”), restricted stock or performance awards as hereinafter described.
2. Stock Subject to Plan.
     Subject to the provisions of Section 14 hereof, the stock to be subject to options or other awards under the Plan shall be the Company’s authorized Common Stock, par value $0.01 per share (the “Common Shares”). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in this Section 2 and Section 14 hereof, the aggregate number of Shares that may be issued under the Plan shall be 500,000. The maximum number of Shares that may be issued under the Plan shall be cumulatively increased on January 1, 2008 and on each January 1 thereafter for nine years by the lesser of (i) 500,000 Common Shares, (ii) 3% of the Company’s outstanding Common Shares on an as-converted basis as of the preceding December 31 and (iii) a number of Common Shares determined by the Board or Committee. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.
3. Administration of Plan.
     (a) Except as provided in Section 3(d) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the “Committee”.)
     (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of a SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of

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Directors under Section 15 herein to amend or terminate the Plan. The Committee’s determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.
     (c) The Committee may select one of its members as its Chairman and shall holds its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduces to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.
     (d) Section 19 of the Plan shall be administered by the Chairman/Chief Executive Officer and the Chief Financial Officer, whose construction and interpretation of the terms and provisions of such Sections shall be final and conclusive; provided that the numbers of Common Shares subject to options granted to Non-Employee Directors (defined below) under Section 19, the timing of the grants of such options (except as provided in Section 19), the eligibility for such options, and the terms and conditions of such options, shall be automatic and non-discretionary in accordance with the terms of such Section.
     (e) Compliance with Section 409A. Notwithstanding anything to the contrary contained herein, to the extent that the Committee determines that any award granted under the Plan is subject to Code Section 409A and unless otherwise specified in the applicable award agreement, the award agreement evidencing such award shall incorporate the terms and conditions necessary for such Award to avoid the consequences described in Code Section 409A(a)(1), and to the maximum extent permitted under applicable law (and unless otherwise stated in the applicable award agreement), the Plan and the award agreements shall be interpreted in a manner that results in their conforming to the requirements of Code Section 409A(a)(2), (3) and (4) and any Department of Treasury or Internal Revenue Service regulations or other interpretive guidance issued under Section 409A (whenever issued, the “Guidance”). Notwithstanding anything to the contrary in this Plan (and unless the award agreement provides otherwise, with specific reference to this sentence), to the extent that a Participant holding an award that constitutes “deferred compensation” under Section 409A and the Guidance is a “specified employee” (also as defined thereunder), no distribution or payment of any amount shall be made before a date that is six months following the date of such participant’s “separation from service” (as defined in Section 409A and the Guidance) or, if earlier, the date of the participant’s death.
     (f) Solely for purposes of determining and administering options and awards to eligible persons under this Plan who are not Insiders, the Committee may delegate all or any portion of its authority under the Plan to one or more executive officers of the Company. For purposes of this paragraph, the term “Insiders” means, as of a particular date, persons who, as of that date, are officers of the Company as defined under Exchange Act Rule 16a-1(f) or its successor provision.
4. Eligibility.
     Incentive Stock options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called “subsidiaries”). Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. For purposes of this Plan, “Non-Employee Director,” means any member of the Board of Directors who is not at the time of option grant an employee of the Company. Non-Employee Directors shall be eligible for discretionary grants and awards under the Plan in addition to automatic option grants under Section 19. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the

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success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at the time.
5. Price.
     The option price for all Incentive Stock Options, for options which do not qualify as Incentive Stock Options, and if applicable, the price for all awards granted under the Plan shall be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option or award. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.
6. Term.
     Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.
7. Exercise of Option or Award.
     (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.
     (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.
     (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company’s Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering a combination of cash and such shares, or (iii) by delivering (including by fax) to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin the Common Shares and deliver the sale or margin loan proceeds directly to the Company to the extent required to pay the option exercise price.

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     (d) The fair market value of the Common Shares which are tendered in payment of the exercise price shall be determined as provided in Section 5 herein.
     (e) Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.
8. Additional Restrictions.
     The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee’s or grantee’s rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.
9. Alternative Stock Appreciation Rights.
     (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right (“SAR”) evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.
     (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company’s Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company’s shares shall be determined as provided in Section 5 herein.
10. Ten Percent Shareholder Rule.
     Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.
11. Non-Transferability.
     No Incentive Option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

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12. Restricted Stock Awards.
Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:
     (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Share as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.
     (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.
     (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.
13. Performance Awards.
     The Committee is further authorized to grant performance awards. Subject to the terms of this Plan and any applicable award agreement, a performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the

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length of any performance period, the amount of any performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any performance award shall be determined by the Committee.
14. Dilution or Other Adjustments.
     If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.
15. Amendment or Discontinuance of Plan.
     The Board of Directors may amend or discontinue at any time. Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.
16. [Intentionally Omitted]
17. Income Tax Withholding and Tax Bonuses.
     (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.
     (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionee or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payment shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.
18. Effective Date and Termination of Plan.
          No Award shall be granted under the Plan after ten years from the latest to occur of the date of adoption of the Plan by Board or date of shareholder approval, or the date any amendment to add shares to the Plan is approved by shareholders of the Company. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and

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the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.
19. Automatic Grant of Non-Employee Director Options.
     Pursuant to this Section 19, each Non-Employee Director elected or re-elected to the Board on or after the date of the annual meeting of shareholders held in 2007 shall be granted automatically an option to purchase Common Shares, in the amount consistent with the Non-Employee Director compensation package in effect at the time (currently this is 5,000 shares) as approved by the Committee, on the next business day following the annual shareholder meeting (as to each, a “Director Grant Date”) at which such director is elected or re-elected. Notwithstanding the foregoing, if on the scheduled Director Grant Date, the Chairman/Chief Executive Officer or the Chief Financial Officer determines, in his discretion, that the Company is in possession of material, undisclosed information, then the grant of options will be suspended until the third day after public dissemination of such information. The Chairman/Chief Executive Officer or the Chief Financial Officer may only suspend the grant; the amount and other terms of the grant will remain as set forth in the Plan, with the exercise price of the option to be determined in accordance with the Plan on the date the option is finally granted.
     Each option granted under this Section to a Non-Employee Director shall be evidenced by an agreement, in a form approved by the Chairman/Chief Executive Officer or the Chief Financial Officer. Such agreement shall contain the following terms and conditions:
a.	Term. Each option granted under Section 19 to a Non-Employee Director shall have a term of ten years and shall be immediately exercisable as to all Common Shares; provided, however that no shares of Common stock issued upon the exercise of an option may be sold or otherwise disposed of until six months after the Director Grant Date of the option.

b.	Exercise Price. The exercise price per share of options granted under Section 19 shall be 100% of the fair market value of one Common Share on the Director Grant Date. For these purposes, “fair market value” shall mean the reported closing sale price of the Common Shares, as reported on the Nasdaq National Market or Nasdaq Capital Market on the Director Grant Date.

c.	Compliance with SEC Regulations. It is the Company’s intent that the provisions of Sections 19 comply in all respects with Section 16 of the Securities Exchange Act of 1934 (the “1934 Act”) and any regulations promulgated thereunder, including Rule 16b-3. If any provision of Section 19 is found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of options granted under Section 19 shall be executed in accordance with the requirements of Section 16 of the 1934 Act, as amended, and any regulations promulgated thereunder.

d.	Tax Status. All options granted pursuant to Section 19 shall be nonqualified options which are not intended to be, and do not qualify as, incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended.

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APPENDIX B
XATA CORPORATION
AUDIT COMMITTEE CHARTER
ADOPTED SEPTEMBER 29, 2003

Objective
The audit committee of the board of directors of XATA shall use its best efforts to ensure the independence of the company’s independent accountants, the integrity of management, and the adequacy of disclosure to the company’s shareholders, potential shareholders, and the investment community.
Members
The audit committee shall be appointed annually by the board of directors, with its chairman (if any) to be selected by the committee. The committee shall have at least three members. Each member must also be a member of the board of directors. All of the committee members shall be “independent” and no member shall own or control 20% or more of the company’s securities. A director is “independent” if he/she is an “independent director” as defined in the rules of the Nasdaq Stock Market, Inc., and any other exchange on which the company’s securities are listed.
In selecting members of the audit committee, the board shall give consideration to each nominee’s capacity to serve, business experience, knowledge of XATA operations, finance, accounting, and auditing, facility in obtaining information by inquiry, and commitment and available time.
Each member shall have the ability to read and understand fundamental financial statements, and at least one member shall be an “audit committee financial expert” as defined in the rules of the Securities and Exchange Commission.
The committee shall annually elect one of its members as chairperson. The chairperson shall schedule meetings, preside over meetings, and report to the board.
Vacancies on the committee shall be filled by the board of directors.
Meetings
The committee shall meet a minimum of four times per year and as scheduled by the committee chairman. A majority of members (at least 2 of 3) shall constitute a quorum. Each member shall be entitled to one vote. At the request of the committee, meetings may be held with members of management or the company’s internal accounting staff or representatives of the company’s independent accountants or consultants. The committee shall prepare and preserve written minutes of its meetings. The committee may appoint a committee member or a non-committee member as secretary. The committee may take action by conference telephone call, which shall constitute a meeting, or by written action signed by all members.
The activities and findings of the committee and minutes of committee meetings shall be made available to each member of the board.
Authority
The committee shall have unrestricted access to the company’s personnel and records and will be given the resources to discharge its duties. The committee shall have the authority to engage independent counsel and other advisors, as it deems necessary, to carry out its duties. The committee may conduct investigations into significant matters brought to its attention during the conduct of its duties and may retain persons having special competence as necessary. The committee shall have the sole authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors. The committee also has the sole authority and responsibility to approve any significant non-audit relationship with the independent auditors.
Responsibility
While the fundamental responsibility for the company’s financial statements and disclosures rests with management and the independent auditor, the audit committee must review:

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•	major issues regarding accounting principles and financial statement presentations, including any significant changes in the company’s selection or application of accounting principles, and major issues as to the adequacy of the company’s internal controls and any special audit steps adopted in light of material control deficiencies;

•	analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

•	the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the company; and

•	earnings press releases (paying particular attention to any use of “pro forma,” or “adjusted” non-GAAP, information), as well as financial information and earnings guidance provided to analysts and rating agencies.

•	establish procedures for (1) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission by employees of the company of concerns regarding questionable accounting or auditing matters.
The audit committee shall have such other responsibilities as may be designated to it from time to time by the board of directors. In addition, the audit committee shall annually review and assess the adequacy of its Charter and recommend to the board of directors any modifications in its duties and responsibilities.
Operations
The audit committee shall:
•	Assist board oversight of (1) the integrity of the company’s financial statements, (2) the company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the company’s independent auditors.

•	Prepare the report that SEC rules require be included in the company’s annual proxy statement.

•	Retain and terminate the company’s independent auditors (subject, if applicable, to shareholder ratification).

•	At least annually, obtain and review a report by the independent auditor describing: such firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the company. The audit committee should present its conclusions with respect to the independent auditor to the full board.

•	Discuss the annual audited financial statements and quarterly financial statements with management and the independent auditor, including the company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

•	Discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The audit committee’s responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the

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type of presentation to be made). The audit committee need not discuss in advance each earnings release or each instance in which the company may provide earnings guidance.
•	As appropriate, obtain advice and assistance from outside legal, accounting or other advisors.

•	Discuss policies with respect to risk assessment and risk management. The audit committee should analyze the company’s major financial risk exposures and discuss with management the steps management has taken to monitor and control such exposures. The audit committee is not required to be the sole body responsible for risk assessment and management.

•	Periodically meet separately with management, with personnel responsible for the internal preparation of financial reports and records, and with independent auditors.

•	Review with the independent auditor any audit problems or difficulties and management’s response. Among the items the audit committee may want to review with the auditor are: any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise); any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement; and any “management” or “internal control” letter issued, or proposed to be issued, by the audit firm to the company. The review should also include discussion of the responsibilities, budget and staffing of the company’s internal financial functions.

•	Set clear hiring policies for employees or former employees of the independent auditors which shall comply in all respects with the rules of the Securities and Exchange Commission concerning independence of auditors and similar rules of any stock exchange on which the company’s securities are listed.

•	Report regularly to the board of directors. The audit committee should review with the full board any issues that arise with respect to the quality or integrity of the company’s financial statements, the company’s compliance with legal or regulatory requirements, the performance and independence of the company’s independent auditors, or the performance of the internal financial accounting.

•	Annually evaluate the performance of the audit committee.

•	Review, discuss and report to the board of directors concerning changes, if any, made or proposed by the government, accounting profession, or the company relating to accounting principles and their applications that could materially affect the company.

•	Review, discuss and report to the board of directors concerning significant issues reviewed by legal counsel concerning litigation, contingencies, claims, or assessments.

•	Review, discuss and report to the board of directors concerning significant adjustments proposed by the independent accountants.

•	Inquire of the independent accountants as to whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the company’s financial statements.

•	Review unusual reporting issues prior to the issuance of any press release on financial results.

•	Advise the independent accountants and members of the internal accounting staff that they may communicate directly with any member of the committee on a confidential basis.

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Internal Accounting Controls
The committee shall undertake such review as it deems necessary to ensure that there exists an effective system of internal accounting controls. Without limitation and as it deems appropriate, the committee shall:
•	Meet privately with the independent accountants and appropriate members of the company’s financial staff to discuss pertinent matters.

•	Review with the chief financial officer the activities, organizational structure, and qualifications of the internal financial staff.

•	Inquire of the chief financial officer and independent accountants the extent to which their planned audit scope can be relied on to detect material weaknesses in internal controls or the occurrence of fraudulent financial reporting.
Corporate Compliance
The committee shall conduct such review as it deems necessary to ensure that the company is maintaining effective controls against employee conflict of interest and fraud and is in reasonable compliance with related laws. Without limitation and as it deems appropriate, the committee shall:
•	Review management’s program to monitor compliance with the company’s code of conduct and the Foreign Corrupt Practices Act.

•	Review significant related party transactions.

•	Review the policies and procedures in effect for the review of officer expenses and purchases.

•	Review periodically the impact of significant accounting or reporting developments that may affect the company.

•	Review any legal matters that could have a significant impact on the company’s financial statements.

•	If necessary, institute special investigations and, if appropriate, hire special counsel or experts to assist.
Qualified Legal Compliance Committee
The committee shall be the company’s “qualified legal compliance committee” as defined in the rules of the Securities and Exchange Commission. In this capacity, the committee shall:
•	Adopt written procedures for the confidential receipt, retention and consideration of any report of a material violation of federal securities laws, breach of fiduciary duty or similar violations by the company or any officer, director, employee or agent of the company.

•	Inform the company’s chief legal officer and chief executive officer of any report of evidence of a material violation.

•	Determine whether an investigation is necessary regarding any report of evidence of a material violation by the company, its officers, directors, employees or agents and, if it determines an investigation is necessary or appropriate:

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o	Notify the full board of directors;

o	Initiate an investigation, which may be conducted either by the chief legal officer (or the equivalent thereof) or by outside attorneys; and

o	Retain such additional expert personnel as the committee deems necessary.
•	At the conclusion of any such investigation:
o	Recommend, by majority vote, that the company implement an appropriate response to evidence of a material violation;

o	Inform the chief legal officer and the chief executive officer (or the equivalents thereof) and the board of directors of the results of any such investigation and the appropriate remedial measures to be adopted; and

o	Acting by majority vote, take all other appropriate action, including the notification of the Securities and Exchange Commission in the event that the company fails in any material respect to implement an appropriate response that the qualified legal compliance committee has recommended.
Miscellaneous
As to other related matters, without limitation and as it deems appropriate, the committee shall:
•	Discuss with the independent accountants the quality of the company’s financial and accounting personnel and any relevant recommendations that the independent accountants may have, including those in their “Report to Management.”

•	Review the extent of nonaudit services provided by the independent accountants in relation to the objectivity needed in the audit.

•	Evaluate the cooperation received by the independent accountants during their audit examination, including the access to all requested records, data, and information and elicit the comments of management regarding the responsiveness of the independent accountants to the company’s needs.

•	Request from outside auditors a formal written statement regarding all relationships between the outside auditors and the company.

•	Maintain an active dialogue with the outside auditors regarding any undisclosed relations or services that could affect the objectivity and independence of the outside auditors.

•	Take, or recommend that the board of directors take, appropriate action to oversee the outside auditors’ independence.

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XATA CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
WEDNESDAY, FEBRUARY 7, 2007
3:00 P.M.
SHERATON BLOOMINGTON HOTEL
7800 Normandale Road
Bloomington, Minnesota

XATA CORPORATION
151 EAST CLIFF ROAD, SUITE 10
BURNSVILLE, MN 55337
PROXY
This proxy is solicited on behalf of the Board of Directors.
     The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 5, 2007, hereby appoints each of John J. Coughlan and Mark E. Ties as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on Wednesday, February 7, 2007 at 3:00 p.m. at the Sheraton Bloomington Hotel, 7800 Normandale Road, Bloomington, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.
     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
See reverse for voting instructions

Please detach here
The Board of Directors Recommends a Vote FOR Items 1, 2 and 3.

1. Election of Directors duly nominated:	01 Stephen A. Lawrence	04 Roger W. Kleppe
	02 John J. Coughlan	05 Charles R. Stamp, Jr.
03 Carl M. Fredericks
☐ FOR all nominees (except as marked)                        ☐ Vote WITHHELD From all nominees

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)
2. Adoption of 2007 Long-Term Incentive and Stock Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. Authorization of additional Preferred Shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN
4. The authority to vote, in his discretion, on all other business that may properly come before the meeting.

☐ GRANTED	☐ WITHHELD
Address change? Mark Box ☐       Attending Meeting? Mark Box ☐
Indicate changes below:

Dated:                                         , 2007

Signature(s) in Box
PLEASE SIGN exactly as name appears below. When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If partnership, please sign in partnership name by an authorized person.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.